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                                                            EXHIBIT 10.2

     Randy Davis, President
     Enviro-Clean of America, Inc.
     1023 Morales
     San Antonio, Texas 78207

     Re:  b2bStores.com, Inc. Lock-up Agreement

     Dear Mr. Davis:

          Reference is made to that certain Lock-up Agreement entered into by Enviro-Clean of America, Inc. (the "Lock-up Agreement") in connection with the initial public offering of b2bstores.com, Inc. (the "Company") which went effective February 15, 2000. The undersigned hereby consents to the private sale of 1,000,000 shares of Common Stock of the Company covered by the Lock-up Agreement to zero.net, Inc., a Delaware corporation, on the condition that said purchaser enter into a new lock-up agreement restricting the transfer of said 1,000,000 shares of Common Stock for a period of twelve months following the effective date of the Company's registration statement.

          This letter agreement by the undersigned shall be binding on the undersigned and our respective successors and assigns. Each of the undersigned has the authority to enter in to this letter agreement.

     Dated:  03/14/00
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                                            Gaines Berland, Inc.

                                            By: /s/ Joseph Berland
                                               --------------------------------

                                            Name: Joseph Berland
                                                 ------------------------------

                                            Title: Chairman
                                                  -----------------------------

                                            Nolan Securities, Inc.

                                            By: /s/ Bruce P. Kelly
                                               --------------------------------

                                            Name: Bruce P. Kelly
                                                 ------------------------------

                                            Title: Managing Director
                                                  -----------------------------